UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): October 6, 2009


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
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             (Exact name of registrant as specified in its charter)



                                     NEVADA
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                 (State or other jurisdiction of incorporation)



           1-14244                                       84-1214736
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    (Commission File Number)                (I.R.S. Employer Identification No.)



              810 N. FARRELL DRIVE, PALM SPRINGS, CALIFORNIA 92262
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               (Address of principal executive offices) (Zip Code)

                                 (760) 327-5284
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              (Registrant's telephone number, including area code)


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              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

         On October 6, 2009, effective as of September 1, 2009, Environmental Service Professionals, Inc., a Nevada corporation (the "Company") entered into a stock purchase agreement (the "SPA") with United Capitalists, Inc. dba Leverage Alternative Solutions, a California corporation ("UCI/LAS"), and Mario Pabon ("MP"), an individual who owns 100% of the total issued and outstanding stock of UCI/LAS, to acquire 100% of the total issued and outstanding stock of UCI/LAS in exchange for (i) 1,000,000 shares of the Company's common stock (the "Shares"), issuable at the closing of the transaction, (ii) $300,000 in cash, payable at the closing of the transaction, and (iii) 1,000,000 warrants to purchase 1,000,000 shares of the Company's common stock at a purchase price of $0.25 per share (the "Warrants"), issuable at the closing of the transaction. The Shares will have a one year holding period and the shares underlying the Warrants will have piggyback registration rights.

         As an inducement to the Company to enter into the SPA, MP has agreed to enter into a non-compete agreement with the Company pursuant to which MP will agree that for a period of the longer of (i) 12 months from the closing date of the transaction or (ii) 12 months from the termination of MP's employment with UCI/LAS and in any event while MP is an employee, officer, director, or consultant of the Company or its affiliates, MP will not engage in any business or trade competing with the then business or trade of the Company or its affiliates in the United States. Effective as of the closing date of the transaction, MP will be retained on an at-will basis as the Chief Operations Officer of the Company and will receive a salary of $10,000 per month.

         The parties have agreed to extend the closing date beyond September 30, 2009, but have not yet established a final closing date for the transaction. A copy of the Stock Purchase Agreement is attached to this Report as an exhibit.

SECTION 9.  FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (d)      Exhibits

                  99.1.  Stock Purchase Agreement with United Capitalists,  Inc.
                         dba  Leverage  Alternative   Solutions,   a  California
                         corporation, dated as of September 1, 2009.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
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                                  (Registrant)

Date:  October 7, 2009


                    /s/ Edward Torres
                    -----------------------------------------
                        Edward Torres, Chief Executive Officer






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